Exhibit 99.1 J.P. Morgan Healthcare Conference January 13, 2025 © 2025 VERA THERAPEUTICS, INC.

Forward-looking statements Disclaimer This material has been made available to you with the consent of Vera Therapeutics, Inc. ( we , us , our , or the Company ). Statements in this presentation that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, atacicept's potential to be a transformational treatment for patients with IgAN and a best-in-class and first-in-class therapy, the Company's expectations regarding completing the pivotal Phase 3 ORIGIN 3 trial and the Phase 2 extension study in participants who completed the Phase 2b or Phase 3 ORIGIN trials, atacicept's potential to be a transformational treatment for additional patient cohorts beyond those with IgAN, the Company's expectations regarding initiating clinical trials of atacicept for additional indications, the design and management of the Company's clinical trials, expectations regarding reporting results from such clinical trials and regulatory matters, including the timing and likelihood of success in obtaining drug approvals, atacicept's projected launch and Vera's potential research and development plans for VT-109. Words such as “anticipate,” “plan,” “expect,” “will,” “may,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks related to the regulatory approval process, the potential that results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, and the other risks described in the Company's filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securities described herein has not been approved or disapproved by the Securities and Exchange Commission or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © 2025 VERA THERAPEUTICS, INC.

Atacicept potentially *first* and *best-in-class* dual BAFF/APRIL B cell modulator in IgAN, with pipeline-in-a-product opportunity

IgAN Potential Best-in-Class

- eGFR normalization may suggest functional cure; FDA Breakthrough Therapy Designation awarded 2024
- Only program with 2-year data in Phase 2 → potential for commercial differentiation, if approved
- Only investigational drug with at home self admin of 1 mL SC QW and 90% patient retention at 2 years

Potential Indication Expansion

- B cell modulation represents a treatment paradigm shift for autoimmune diseases
- Progressive expansion in addressable patients: initial autoimmune kidney disease opportunity >200K
- Strong clinical potential in hematologic, rheumatologic, and other indications

Resourced for Potential Launch

- Currently ~$677M *pro forma* cash, cash equivalents and marketable securities as of September 30, 2024[1]
- Management focused on potential for successful commercial launch
- Phase 3 read out on track for Q2 2025; if successful, anticipated PDUFA date 2026

APRIL = A proliferation inducing ligand; BAFF = B cell activating factor; eGFR = estimated glomerular filtration rate; IgAN = immunoglobulin A nephropathy; PDUFA = Prescription Drug User Fee Act; QW = once weekly; SC = subcutaneous.
1. Includes ~$353M of cash, cash equivalents and marketable securities as of September 30, 2024 and additional ~$324M in net proceeds from October 2024 follow-on equity offering. This estimate of the Company's cash, cash equivalents and marketable securities as of September 30, 2024 has not been audited.

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© 2025 VERA THERAPEUTICS, INC.

vera therapeutics

Cumulative Atacicept data to date supports best-in-class potential

	Atacicept	Sibeprenlimab[1]	Povetacicept[2]	Zigakibart[3]
Mechanism	BAFF/APRIL inhibition	APRIL inhibition only	BAFF/APRIL inhibition	APRIL inhibition only
Dosing & Administration	25/75/150 mg SC QW (Phase 2) 150 mg SC QW (Phase 3) 1x1 mL self-administered	2/4/8 mg/kg IV (Phase 2) 400 mg SC QM (Phase 3) 1x2 mL in-clinic injection	80/240 mg SC QM (Phase 1b) 80 mg SC QM (Phase 3) 1xTBD mL in-clinic injection	450 mg IV Q2W (Phase 2) 600 mg SC Q2W (Phase 3) 2x2 mL in-clinic injection
Development Stage	Phase 3	Phase 3	Phase 3	Phase 3
Randomized Controlled Trial Data	✓	✓	X	X
Gd-IgA1 Reduction	64% at W36 vs 7% placebo	~60% at W52 vs ~+20% placebo	No placebo controlled data	No placebo controlled data
Hematuria	80% resolution at W36	Reductions at W36 (nonquantifiable)	Not reported	Not reported
UPCR Reduction vs Placebo	Δ 43% (p=0.003) at W36	Δ 43% at W36	No placebo controlled data	No placebo controlled data
eGFR Duration Data	24 months, n=102	12 months, n=145	12 months, n=8	19 months, n=33
Projected Commercial Launch	2026	2026	2027	2027

This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations.
Atacicept 150 mg data from Phase 2b ORIGIN trial shown for urine protein-creatinine ratio (UPCR), galactose-deficient immunoglobulin A1 (Gd-IgA1), and hematuria.
1. Phase 2 4 mg/kg IV Gd-IgA1 data from Mathur M, et al. NEJM 2023, Phase 2 4 mg/kg IV hematuria data from Barratt J, et al. WCN 2024, WCN24-AB-1799, Phase 2 pooled sibeprenlimab UPCR data from Kooienga ASN 2022, TH-PO991, and eGFR data from Barratt J, et al. ASN 2023, abstr TH-PO1124; 2. Phase 1b 80 mg data from Madan A, et al. ASN 2024, FR-PO854; 3. Barratt J, et al. ASN 2024, FR-PO856.

4 © 2025 VERA THERAPEUTICS, INC.

Strong Financial Position ~$677M ~63.4M Shares outstanding Cash, cash equivalents, (as of 11.21.24) and marketable securities 1 (pro forma unaudited as of 9.30.24) 1. Includes ~$353M of cash, cash equivalents and marketable securities as of September 30, 2024 and additional ~$324M in net proceeds from October 2024 follow-on equity offering. This estimate of the Company’s cash, cash equivalents and marketable securities as of September 30, 2024 has not been audited. 5 © 2025 VERA THERAPEUTICS, INC.

Vera optionality to expand in autoimmune kidney disease & beyond

US prevalence estimates



BAFF/APRIL inhibition

~160K[1]

origin
and
Expanded IgAN

~230K

+ ~70K[1-10]

Non-IgAN autoimmune kidney disease

PMN, FSGS, MCD

Potential Future Indications

Hematology
ITP, AIHA, CAD, APS

Rheumatology
SLE, Sjogren's, Long COVID

Neurology
MG

Metabolism
DM Type 1

Vera Therapeutics corporate estimates for peak year prevalence based on 1. ClearView Healthcare Partners Analysis; 2. US Census 2023; 3. McGrogan A. Nephrol Dial Transplant 2011; 4. Couser ASN 2017; 5. Beck LH. N Engl J Med 2009; 6. Filler G. Am J Kidney Dis 2003; 7. Troyanov S. J Am Soc Nephrol 2005. 8. Hommos MS. Mayo Clin Proc 2017; 9. Hengel FE. N Engl J Med 2024; 10. Vivarelli M. Clin J Am Soc Nephrol 2017.
PMN = primary membranous nephropathy; FSGS = focal segmental glomerulosclerosis; MCD = minimal change disease; ITP = immune thrombocytopenia; AIHA = autoimmune hemolytic anemia; CAD = cold agglutinin disease; APS = antiphospholipid syndrome; SLE = systemic lupus erythematosus; COVID = Coronavirus disease 2019; MG = myasthenia gravis; DM = diabetes mellitus.

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vera therapeutics

Atacicept Projected Catalysts Catalyst 2025 2026 2Q Phase 3 full enrollment Phase 3 primary endpoint 2Q IgAN BLA submission 2H 1 Projected US launch IgAN Initial data Initiation IgAN, PMN, FSGS, MCD Initial data Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 1. Subject to US approval. 7 © 2025 VERA THERAPEUTICS, INC.

Dual BAFF/APRIL inhibition has broad therapeutic potential to address multiple autoimmune diseases

Immunity in health


BAFF
B cell
APRIL
Antibodies bind to foreign antigens

Autoimmune disease


BAFF
B cell
APRIL
Autoantibodies bind to autoantigens

- Autoantigens and autoantibodies mediate autoimmune disease
- B cells source of autoantibodies → target cell of interest for therapeutic intervention
- B cells fueled by two cytokines, BAFF and APRIL



Atacicept: Rationally designed therapeutic of modern biotechnology that binds BAFF and APRIL with nanomolar potency offers the promise of precision modulation of B cells and autoantibodies

8 © 2025 VERA THERAPEUTICS, INC.

Atacicept is an example of rational drug design

Native TACI-Fc fusion: Soluble protein binds both BAFF and APRIL with nanomolar potency


BAFF
APRIL
TACI receptor
B cell
Atacicept
$t_{1/2}$=35 days[1]
TACI receptor
Fc domain of IgG1
BAFF
APRIL
Kd
1.45 nM[2]
Kd
0.672 nM[2]
B cell

Fc = fragment crystallizable; IgG1 = immunoglobulin G1; Kd = dissociation constant; TACI = transmembrane activator and calcium-modulator and cyclophilin ligand.
1. Willen D, et al. Eur J Drug Metab Pharmacokinet 2020;45(1):27-40; 2. Vera data on file.

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© 2025 VERA THERAPEUTICS, INC.

ORIGIN Phase 2b long-term data revealed in late breaking oral presentation at ASN Kidney Week and JASN manuscript


Double-Blind Treatment
Open-label Extension
Placebo n=30
Atacicept 25 mg QW n=15
Atacicept 75 mg QW n=30
Atacicept 150 mg QW n=30
Atacicept 150 mg QW
Week 0
24
1° Endpoint
36
2° Endpoint
72
Interim Analysis
96
Longest duration B cell modulator data to date

Inclusion Criteria

- Participants ≥18 years old with biopsy-proven IgAN and high risk of disease progression
- Stable and optimized RAASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Hematuria change
- Safety

ET = end of treatment; RAASi = renin-angiotensin-aldosterone system inhibitor; SGLT2i = sodium-glucose cotransporter-2 inhibitor.

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© 2025 VERA THERAPEUTICS, INC.

90% of participants completed atacicept treatment through 2 years 232 screened 116 failed screening Randomized 116 randomized and treated double-blind treatment period 1 1 82 atacicept 34 placebo 2 3 2 discontinued treatment 3 discontinued treatment Completed week 36 and entered OLE 80 (98%) 31 (91%) OLE period 111 entered OLE 4 9 discontinued treatment 5 102 completed week 96 90% completed atacicept treatment OLE = open-label extension. 1. Full analysis set and safety population. 2. Discontinued to pursue elective surgery (n=1), and discontinued due to positive hepatitis B DNA and adverse event (n=1). 3. Initiated prohibited medication for concomitant disease (n=1), discontinued due to plan to start prohibited medication for concomitant disease (n=1) and adverse event (n=1). 4. Discontinued due to investigator decision (n=1), pregnancy (n=2), participant withdrawal (n=2), surgery (n=1), serious adverse event of pneumonia in a heavy smoker, resolved (n=1), adverse event of worsening alanine aminotransferase and aspartate aminotransferase (n=1), and medical monitor criteria (n=1). 5. 90% = 102/113 (out of the 116 randomized and treated participants, 3 discontinued placebo prior to week 36). 11 © 2025 VERA THERAPEUTICS, INC.

We believe an ideal IgAN disease modifying therapy would be expected to… Reduce Gd-IgA1 Resolve hematuria Reduce proteinuria Stabilize eGFR 12 © 2025 VERA THERAPEUTICS, INC.

ORIGIN Phase 2b 96-week results consistent with IgAN disease modification Including eGFR profile consistent with the general population of -1 mL/min/year Reduction in Gd-IgA1 Resolution of hematuria 0 0 -15 -20 -30 -40 -45 -60 -75% -60 -80 -66% -75 -100 0 12 24 36 48 60 72 96 0 12 24 36 48 60 72 84 96 Week from First Atacicept Dose Week from First Atacicept Dose Set the n= 111 108 78 107 79 29 77 74 n= 63 62 60 60 61 61 43 41 40 standard Reduction in proteinuria Stabilization of eGFR in IgAN 0 10 5 -20 Slope 0 -0.6 mL/min/year -40 -5 2 Annualized eGFR slope of -0.6 mL/min/1.73 m per year -52% Mean eGFR change from baseline -60 -10 0 12 24 36 48 60 72 84 96 0 12 24 36 48 60 72 84 96 Week from First Atacicept Dose Week from First Atacicept Dose n= 113 110 107 109 109 108 78 74 75 n= 112 110 108 108 109 108 78 76 75 Atacicept group includes all participants receiving any atacicept dose at each timepoint, with baseline (BL) defined as the last available measurement prior to the first dose of atacicept. Data from weeks 0 to 60 includes participants who switched from placebo to atacicept. 1. Percentage changes from BL computed using FDA-endorsed mixed-effects modeling; 2. Percentages represent change from BL in number of participants with hematuria at each visit divided by number with BL hematuria; 3. Changes from BL in eGFR were analyzed using MMRM analysis and LS estimation and SE were estimated from the model directly; eGFR slope was analyzed using mixed-effects model with random intercept and random slope and mean slope and SE were estimated from the model directly. 13 © 2025 VERA THERAPEUTICS, INC. Mean ± SE % Change from BL Mean ± SE % Change from BL 1 1 in UPCR in Gd-IgA1 Mean ± SE Change from Mean Change from BL 3 2 2 BL in eGFR, mL/min/1.73m in % Participants (95% CI)

Atacicept treated participants have eGFR slope profile consistent with general population without kidney disease 4 Slope, mL/min/y 0 Atacicept ~ -0.6 General population ~ -1 1 estimate -4 IgAN natural history -8 including supportive 2 CKD therapy ~ -6 -12 0 12 24 36 48 60 72 84 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. CKD = chronic kidney disease. 3-11 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 9 clinical trials ; 3. Lafayette R, et al. Lancet 2023; 4. Rovin BH, et al. Lancet 2023; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 14 © 2025 VERA THERAPEUTICS, INC. Change from Baseline in 2 eGFR, mL/min/1.73m

2024 Draft KDIGO IgAN guidelines call for target eGFR slope ≤ -1 mL/min/year 1 % patients who will reach kidney failure 0 25 50 75 100 -0.1 0 0 2 2 1 1 -0.5 25 17 19 15 6 8 -1 56 40 38 40 23 16 -2 100 89 80 78 60 26 2 Endothelin receptor antagonist ~ -3 -3 100 100 100 91 85 46 3 4 SGLT2i , corticosteroid ~ -4 -5 100 100 100 100 95 59 5 Supportive CKD therapy ~ -6 0 – <18 18 – <30 30 – <40 40 – <50 50 – <60 60 – 75 Age group 1. Adapted from Pitcher D, et al. CJASN 2023. eGFR slope data from approved therapies: 2. Rovin BH, et al. Lancet 2023; 3. Wheeler DC, et al. Kidney Int 2021; 4. Lafayette R, et al. Lancet 2023; 5. Average historical placebo (including chronic kidney disease standard of care) data from 9 clinical trials: Li PK-T, et al. Am J Kidney Dis 2006; Manno C, et al. Nephrol Dial Transplant 2009; Lv J, et al. JAMA 2017; Wheeler DC, et al. Kidney Int 2021; Lv J, et al. JAMA 2022; Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; Mathur M, et al. N Engl J Med 2023; Lafayette R, et al. Lancet 2023, Rovin BH, et al. Lancet 2023. 15 © 2025 VERA THERAPEUTICS, INC. 2 Annual eGFR slope, mL/min/1.73m

Discontinuation of Atacicept resulted in pronounced increase in Gd-IgA1 and decrease in eGFR, potentially supporting a paradigm of chronic treatment Gd-IgA1 % Change eGFR Change Last Atacicept Dose Last Atacicept Dose 150 0 -1 +117% 100 -2 -3 50 -4 -3.9 2 mL/min/1.73m 0 -5 96 +12 +26 96 +12 +26 Study Week Study Week Follow-up Week Follow-up Week n= 103 102 101 n= 103 103 101 Analysis includes participants treated with atacicept who had a last on-treatment Gd-IgA1 or eGFR value in the study week 96 analysis window and at least one measure in the follow-up period, with the study week 96 values reset as the new baseline and analyzed along with the follow-up week 12 and 26 data. Gd-IgA1 % changes were computed using FDA-endorsed mixed-effects modeling. eGFR changes were analyzed using MMRM analysis and LS estimation and SE were estimated from the model directly. 16 © 2025 VERA THERAPEUTICS, INC. Mean ± SE % Change from Study Week 96 Mean ± SE Change from 2 Study Week 96, mL/min/1.73m

Consistency with ORIGIN 2b instills confidence in ORIGIN 3

origin3


Double-Blind Treatment
Open-label Extension
Placebo
Atacicept 150 mg QW
Atacicept 150 mg QW
Week 0
36
104
156
1° Endpoint
UPCR: n=200
2Q 2025
Fully enrolled
2° Endpoint
eGFR: n=376
Full enrollment
expected Q2 2025

Key Inclusion Criteria

- Patients ≥18 years old with biopsy-proven IgAN and high risk of disease progression
- Stable and optimized RASi for ≥12 weeks, use of SGLT2i allowed
- UPCR-24h ≥1.0 g/g or UP ≥1.0 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Key Endpoints

- Primary efficacy: UPCR-24h at week 36 ★ to support potential accelerated approval
  - >90% power at week 36
- Key secondary: eGFR change up to week 104 ☆
  - 90% power for eGFR Δ 4 mL/min at week 104
- Safety

- Operational efficiency leveraging similar trial design and worldwide sites as ORIGIN 2b
- Same self-administered SC formulation and dose as used in ORIGIN 2b

RASi = renin-angiotensin system inhibitor.

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vera therapeutics

ORIGIN Extend: Commitment to providing long-term access to atacicept for all ORIGIN participants Off treatment ORIGIN 2b Group 1 Atacicept 150 mg QW ORIGIN 3 Group 2 Week 0 156/Beyond • Phase 2 extension study in participants who complete ORIGIN 2b/3 • Objectives: 1. Provide patients with extended access to atacicept prior to commercial availability in their country/region 2. Capture longer-term data for research purposes 3. Generate data from reinitiation of atacicept treatment following off-treatment period 18 © 2025 VERA THERAPEUTICS, INC.

Atacicept at home, self-administered QW dosing highly attractive; QM program under way in 2025


$t_{1/2}$
35 days[1]

- Biologic therapies utilizing at home, self-administered, SC 1 mL QW dosing have shown high compliance
- This dosing paradigm has the potential to support atacicept as a foundational therapy for IgAN
- Atacicept's half life also supports evaluation of extended dosing
- QM dose finding study in 2025

1. Willen D, et al. Eur J Drug Metab Pharmacokinet 2020;45(1):27-40.

19 © 2025 VERA THERAPEUTICS, INC.

Targeting B cell production of autoantibodies against glomerular antigens offers the potential of additional kidney indications


B Cell Activation
Autoantibody Production
Immune Complex Deposition Leading to Glomerulonephritis and Kidney Damage
BAFF
APRIL
B cell
Atacicept
Anti-Gd-IgA1 antibodies
IgAN
Anti-PLA2R antibodies
Anti-PLA2R podocytopathy
Anti-nephrin antibodies
Anti-nephrin podocytopathy
Antibodies associated with…
Other autoimmune kidney diseases

PLA2R = phospholipase A2 receptor.

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© 2025 VERA THERAPEUTICS, INC.

PIONEER: Phase 2 basket trial in expanded IgAN and anti-PLA2R & anti-nephrin podocytopathies pioneer

Population 1, n ≤120
Expanded IgAN populations[1]

Population 2, n ≤20
Anti-PLA2R podocytopathy
(Membranous Nephropathy)

Population 3, n ≤20
Anti-nephrin podocytopathy
(Minimal Change Disease/FSGS)

Atacicept 150 mg QW

Week 0 — 36 1° Endpoint — 52 2° Endpoint

Key Endpoints

- Primary: UPCR change at week 36
- Key secondary: eGFR change at weeks 36, 52
- Exploratory:
  - Gd-IgA1 change at weeks 36, 52
  - Change in percentage of participants with hematuria at weeks 36, 52
  - Change in anti-PLA2R antibodies
  - Change in anti-nephrin antibodies
- Safety

1. 6 cohorts: adult IgAN with eGFR 20 to <30 mL/min/1.73 m^2, n ≤20; adult IgAN with UPCR <1.0 g/g, n ≤50; adult IgAN with UPCR ≥5.0 g/g, n ≤20; adolescent (≥15 y) IgAN with UPCR ≥0.3 g/g, n ≤10; Adult recurrent IgAN post kidney transplant, n ≤10; adolescent and adult IgA vasculitis nephritis, n ≤10.

21 © 2025 VERA THERAPEUTICS, INC.

vera therapeutics

Established leadership in B cell modulation and expanded breadth of expertise positions Vera for further innovation

R&D Accomplishments

ORIGIN 2b
- Jan 25 R&D Day: 72-week results
- ERA best abstract
- FDA BTD for atacicept in IgAN
- 96-week disease modification presented in ASN LB oral and JASN manuscript

ORIGIN 3
- Primary endpoint cohort enrolled

ORIGIN Extend
- Study initiated

PIONEER
- Atacicept indication expansion to broader IgAN cohort, PMN, FSGS, MCD

2024

Corporate Growth

New talent & functional expertise
- Research & discovery
- Bioassay and biomarkers
- Clinical pharmacology
- Translational medicine
- Preclinical development
- Pharmacovigilance
- Field Medical Directors
- Health economics & outcomes research
- Commercial

Strong financial position
- Two transformative financings leading to ~$677M *pro forma* cash position[1]

1. Unaudited as of September 30, 2024. Includes ~$353M of cash, cash equivalents and marketable securities as of September 30, 2024 and additional ~$324M in net proceeds from October 2024 follow-on equity offering. This estimate of the Company's cash, cash equivalents and marketable securities as of September 30, 2024 has not been audited.

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© 2025 VERA THERAPEUTICS, INC.

vera therapeutics

Opportunity to innovate and extend leadership in B cell modulation Current landscape of Monoclonal antibodies binding Fc fusion proteins containing either BAFF or APRIL alone TACI or TACI variants B cell modulators BAFF APRIL Atacicept Novel BCMA constructs Longest duration of represent an innovative B cell modulator data to date B cell modulatory unlock showing eGFR stabilization TACI BCMA B cell receptors that bind both cytokines B cell production of pathogenic antibodies BCMA = B cell maturation antigen. 23 © 2025 VERA THERAPEUTICS, INC.

Novel, next-generation dual BAFF/APRIL inhibitor Potential for additional patient benefit across diseases and populations BAFF APRIL • Novel molecule engineered by team at Stanford University Atacicept VT-109 • Picomolar binding affinity for BAFF and APRIL, attractive PK and half-life • Novel composition may offer differentiation on Frequency of administration TACI BCMA B cell receptors that Route of administration bind both cytokines Other characteristics of molecule B cell production of pathogenic antibodies 24 © 2025 VERA THERAPEUTICS, INC.

Vera Pipeline Research & Discovery Preclinical Clinical Marketed Phase 3 IgAN Atacicept PMN, FSGS, MCD Phase 2 Potential future autoimmune indications Potential future VT-109 autoimmune indications MAU868 BK virus Phase 2 Vera holds worldwide, exclusive rights to develop and commercialize atacicept, VT-109, and MAU868 25 © 2025 VERA THERAPEUTICS, INC.

© 2025 VERA THERAPEUTICS, INC.